SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 03-23-04



                         SAVOY CAPITAL INVESTMENTS, INC.
             (Exact name of Registrant as Specified in its Charter)


           Colorado              0-32103                    84-1522003
(State or other jurisdiction  (Commission                 (IRS Employer
         of Incorporation)      File No.)               Identification No.)

             18826 Pagentry Place, Monument, Colorado     80132
             (Address of principal executive offices)   (Zip Code)


               Registrant's telephone number, including area code:
                                  360-332-1892





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Item 5.   Other Events

The attached announcement was released to the news media on March 24, 2004.








SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       SAVOY CAPITAL INVESTMENTS, INC.


                            Date: March 24, 2004     by: /s/ Floyd Wandler
                                                         -----------------------
                                                                   Floyd Wandler
                                                                       President